                                    EXHIBIT
                                      99.1

              REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


Board of Directors and Shareholders
ProNet Inc.

     We have audited the accompanying Statements of Assets and Liabilities and Divisional Equity of the Paging Divisions of Pac-West Telecomm, Inc. and Subsidiary (the Company) as of November 30, 1995, and the related statements of operations, divisional equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the assets and liabilities and divisional equity of the Paging Divisions of Pac-West Telecomm, Inc. and Subsidiary at November 30, 1995, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.

                                    ERNST & YOUNG LLP

Dallas, Texas
January 26, 1996

         PAGING DIVISIONS OF PAC-WEST TELECOMM, INC. AND SUBSIDIARY

         STATEMENTS OF ASSETS AND LIABILITIES AND DIVISIONAL EQUITY



                                   ASSETS

                                                                        NOVEMBER 30,     MAY 31,
                                                                            1995          1996

                                                                        ------------   -----------
                                                                                       (Unaudited)
Current assets:
  Cash................................................................. $    2,000     $    5,000
  Trade accounts receivable, net of allowance for doubtful
   accounts of $49,000 and $74,000 in 1995 and 1996, respectively......    297,000        274,000
Prepaid expenses and other current assets..............................     39,000         70,000
                                                                        ----------     ----------
    Total current assets...............................................    338,000        349,000
                                                                        ----------     ----------
Equipment, vehicles and leasehold improvements:
  Communications equipment.............................................  4,260,000      4,709,000
  Pagers...............................................................  2,171,000      2,220,000
  Office furniture and equipment.......................................     52,000         52,000
  Vehicles.............................................................     49,000         49,000
  Leasehold improvements...............................................      4,000          4,000
                                                                        ----------     ----------
                                                                         6,536,000      7,034,000
Less accumulated depreciation and amortization.........................  2,583,000      2,768,000
                                                                        ----------     ----------
                                                                         3,953,000      4,266,000
                                                                        ----------     ----------
Goodwill and other assets, net of accumulated amortization of
 $43,000 and $53,000 in 1995 and 1996, respectively....................    105,000         96,000
                                                                        ----------     ----------
    Total.............................................................. $4,396,000     $4,711,000
                                                                        ----------     ----------
                                                                        ----------     ----------

                      LIABILITIES AND DIVISIONAL EQUITY

Current liabilities:
  Accounts payable..................................................... $   87,000     $  375,000
  Accrued compensation.................................................     88,000         88,000
  Other accrued liabilities............................................     21,000         19,000
  Current portion of notes payable.....................................    461,000        386,000
  Current portion of capital lease obligations.........................    716,000        814,000
                                                                        ----------     ----------
    Total current liabilities..........................................  1,373,000      1,682,000
                                                                        ----------     ----------
Long-term debt:
  Notes payable, less current portion..................................    599,000        425,000
  Capital lease obligations, less current portion......................  2,004,000      2,142,000
                                                                        ----------     ----------
    Total long-term debt...............................................  2,603,000      2,567,000
                                                                        ----------     ----------
Deferred income taxes..................................................    150,000        150,000
                                                                        ----------     ----------
Divisional equity......................................................    270,000        312,000
                                                                        ----------     ----------
    Total.............................................................. $4,396,000     $4,711,000
                                                                        ----------     ----------
                                                                        ----------     ----------



                                See accompanying notes.

        PAGING DIVISIONS OF PAC-WEST TELECOMM, INC. AND SUBSIDIARY

                          STATEMENTS OF OPERATIONS



                                                    YEAR       SIX MONTHS
                                                    ENDED         ENDED
                                                NOVEMBER 30,     MAY 31,
                                                    1995          1996
                                                ------------  -----------
                                                              (Unaudited)
Revenues:
 Service revenues. . . . . . . . . . . . . . .   $5,724,000   $3,134,000
 Product sales . . . . . . . . . . . . . . . .    1,015,000      506,000
                                                 ----------   ----------

 Total revenues. . . . . . . . . . . . . . . .    6,739,000    3,640,000
 Cost of products sold . . . . . . . . . . . .     (874,000)    (476,000)
                                                 ----------   ----------
                                                  5,865,000    3,164,000
Cost of services . . . . . . . . . . . . . . .    1,233,000      542,000
                                                 ----------   ----------
Gross margin . . . . . . . . . . . . . . . . .    4,632,000    2,622,000
Expenses:
 Sales and marketing . . . . . . . . . . . . .    3,118,000    1,911,000
 General and administrative. . . . . . . . . .      852,000      441,000
 Depreciation and amortization . . . . . . . .      856,000      508,000
                                                 ----------   ----------
                                                  4,826,000    2,860,000
                                                 ----------   ----------
Operating loss . . . . . . . . . . . . . . . .     (194,000)    (238,000)
Interest expense . . . . . . . . . . . . . . .     (381,000)    (200,000)
                                                 ----------   ----------
Loss before income taxes . . . . . . . . . . .     (575,000)    (438,000)
Income tax - benefit . . . . . . . . . . . . .      209,000      176,000
                                                 ----------   ----------
Net loss . . . . . . . . . . . . . . . . . . .   $ (366,000)  $ (262,000)
                                                 ----------   ----------
                                                 ----------   ----------





                          See accompanying notes.

         PAGING DIVISIONS OF PAC-WEST TELECOMM, INC. AND SUBSIDIARY

                         STATEMENTS OF CASH FLOWS




                                                    YEAR       SIX MONTHS
                                                    ENDED         ENDED
                                                NOVEMBER 30,     MAY 31,
                                                    1995          1996
                                                ------------  -----------
                                                              (Unaudited)
OPERATING ACTIVITIES:
 Net loss. . . . . . . . . . . . . . . . . . .  $ (366,000)    $(262,000)
 Adjustments to reconcile net income to net
  cash provided by operating activities:
  Depreciation and amortization. . . . . . . .     856,000       508,000
  Provision for bad debts. . . . . . . . . . .     157,000        53,000
  Deferred income taxes. . . . . . . . . . . .     130,000            --
  Changes in operating assets and liabilities:
   Increase in trade accounts receivable . . .     (27,000)      (29,000)
   Increase in prepaid expenses and other
    current assets . . . . . . . . . . . . . .      (7,000)      (31,000)
   Increase (decrease) in accounts payable . .     (30,000)      119,000
   Increase (decrease) in accrued
    compensation . . . . . . . . . . . . . . .      18,000        (1,000)
   Increase (decrease) other liabilities . . .       4,000        (2,000)
                                               -----------     ---------
Net cash provided by operating activities. . .     735,000       355,000
                                               -----------     ---------

INVESTING ACTIVITIES:
 Purchase of fixed assets. . . . . . . . . . .  (1,440,000)     (449,000)
 Purchase of pagers-net. . . . . . . . . . . .    (234,000)     (361,000)
                                               -----------     ---------
Net cash used investing activities . . . . . .  (1,674,000)     (810,000)
                                               -----------     ---------

FINANCING ACTIVITIES:
 Short-term borrowings . . . . . . . . . . . .          --       167,000
 Borrowings under notes payable and capital
  leases . . . . . . . . . . . . . . . . . . .   1,744,000       653,000
 Principal payments on notes payable and
  capital leases . . . . . . . . . . . . . . .  (1,062,000)     (666,000)
 Cash transfers from parent. . . . . . . . . .     237,000       304,000
                                               -----------     ---------
Net cash provided by financing activities. . .     919,000       458,000
                                               -----------     ---------
Net increase (decrease) in cash. . . . . . . .     (20,000)        3,000
Cash at beginning of period. . . . . . . . . .      22,000         2,000
                                               -----------     ---------
Cash at end of period. . . . . . . . . . . . . $     2,000     $   5,000
                                               -----------     ---------
                                               -----------     ---------






                            See accompanying notes.

     PAGING DIVISIONS OF PAC-WEST TELECOMM, INC. AND SUBSIDIARY

                 STATEMENTS OF DIVISIONAL EQUITY



                                             AMOUNT
                                            --------
Balance at December 1, 1994. . . . . . . .  $399,000
 Net loss. . . . . . . . . . . . . . . . .  (366,000)
 Cash transfers from parent. . . . . . . .   237,000
                                            --------
Balance at November 30, 1995 . . . . . . .   270,000
 Net loss (unaudited). . . . . . . . . . .  (262,000)
 Cash transfers from parent. . . . . . . .   304,000
                                            --------
Balance at May 31, 1996 (unaudited). . . .  $312,000
                                            --------
                                            --------












                    See accompanying notes.

     PAGING DIVISIONS OF PAC-WEST TELECOMM, INC. AND SUBSIDIARY

                 NOTES TO FINANCIAL STATEMENTS

                         NOVEMBER 30, 1995


NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION
     Pac-West Telecomm, Inc. (a California corporation) is engaged in the business of providing paging services, long-distance telecommunications, and telephone equipment sales and installation services to businesses and residential customers principally within California. Its wholly-owned subsidiary, A Best Page, Inc. (a Nevada corporation) provides paging services in the Las Vegas, Nevada area.

     On April 25, 1996, Pac-West Telecomm, Inc. entered into an agreement to merge its paging operations (the Paging Divisions) into ProNet Inc. The acquired net assets are to include all of the outstanding capital stock of A Best Page, Inc.

     The accompanying Statements of Assets and Liabilities and Divisional Equity include only the assets and liabilities of the paging services which will be acquired by or assumed by ProNet Inc., including all the assets and liabilities of A Best Page, Inc.

     The accompanying Statements of Operations include the revenues and expenses of only the Paging Divisions of Pac-West Telecomm, Inc., plus all of the revenues and expenses of A Best Page, Inc.

     The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included.

NOTE 2 - ACCOUNTING POLICIES

USE OF ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in financial statements and accompanying notes. Actual results could differ from those estimates.

EQUIPMENT, VEHICLES AND LEASEHOLD IMPROVEMENTS
     Equipment, vehicles and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Equipment includes assets acquired under capital leases. Expenditures for maintenance are charged to expenses as incurred. Upon retirement, the asset cost and the related accumulated depreciation are removed from the accounts. Costs associated with dispositions of pagers are reflected as a component of cost of sales and services, whereas gains and losses associated with dispositions of other equipment, vehicles and leasehold improvements are reflected as a component of other income (expense). Depreciation and amortization are computed using the straight-line method based on the following estimated useful lives and includes amortization of assets acquired under capital lease:

     Equipment . . . . . . . . . . . . . . . . . . .   5 to 7 years
     Vehicles. . . . . . . . . . . . . . . . . . . .   5 years
     Leasehold improvements. . . . . . . . . . . . .   3 years

GOODWILL
     Intangibles acquired have been capitalized and are being amortized on a straight-line basis over 10 years.

     PAGING DIVISIONS OF PAC-WEST TELECOMM, INC. AND SUBSIDIARY

                         NOVEMBER 30, 1995

INCOME TAXES
     Deferred taxes are determined based on the difference between the financial statement and tax bases of assets and liabilities as measured by the marginal tax rates, using the liability method.

NOTE 3 - NOTES PAYABLE AND LINES OF CREDIT
NOTES PAYABLE
     Notes payable consists of the following as of November 30, 1995:

     Contracts payable to finance companies,
       payable in monthly installments ranging
       from approximately $100 to $4,750, including
       interest at 7.5% to 13.0%, due at various
       dates through 1999. . . .  . . . . . . . . . $  931,000
     Other note payable. . . . . . . . . . . . . . .   129,000
                                                    ----------
                                                     1,060,000
     Less current portion. . . . . . . . . . . . . .   461,000
                                                    ----------
                                                    $  599,000
                                                    ----------
                                                    ----------

     Notes payable are collateralized by certain equipment and vehicles.

     At November 30, 1995, aggregate future principal payments on notes payable are as follows:

     1996. . . . . . . . . . . . . . . . . . . . .  $  461,000
     1997. . . . . . . . . . . . . . . . . . . . .     296,000
     1998. . . . . . . . . . . . . . . . . . . . .     206,000
     1999. . . . . . . . . . . . . . . . . . . . .      16,000
     2000 and subsequent . . . . . . . . . . . . .      81,000
                                                    ----------
                                                    $1,060,000
                                                    ----------
                                                    ----------

     Interest paid on notes payable and capital lease obligations during 1995 was $371,000.

LINES OF CREDIT
     Effective August 1995, Pac-West Telecomm, Inc. entered into a two-year credit agreement with a financial institution, which provides for a line of credit of 80% of eligible receivables, with a maximum borrowing limit of $1,500,000. No amounts had been borrowed under this line of credit during fiscal 1995. The line of credit bears interest at the bank's prime rate plus 0.75%. All of the Paging Divisions accounts receivable are collateral for borrowings under this line of credit. At November 30, 1995 and February 29, 1996, $845,000 and $1,051,000, respectively, were available under this line of credit based on Pac-West Telecomm, Inc.'s borrowing base.

     The credit agreement (and related security agreement) contain various restrictive covenants, including restrictions on the incurrence of new liens and long-term indebtedness except for the financing of new equipment, the payment of dividends, the entering into business combinations or mergers, and requirements to maintain certain financial rations. Pac-West Telecomm, Inc. has been in compliance with all the covenants and financial ratios.

     In February 1996, Pac-West Telecomm, Inc. received a commitment for up to $800,000 of equipment financing. Financings under this commitment will be for terms of up to 60 months. The financing agreement contains a restrictive condition as to certain consolidations or mergers of Pac-West Telecomm, Inc. Under this agreement, in February 1996, the Paging Divisions financed $381,000 of equipment under a capital lease.

     PAGING DIVISIONS OF PAC-WEST TELECOMM, INC. AND SUBSIDIARY

                         NOVEMBER 30, 1995

NOTE 4 - COMMITMENTS AND CONTINGENCIES
LEASES
     The Paging Divisions lease certain equipment under capital leases. In addition, certain paging transmitting sites are leased on month-to-month, annual and long-term noncancelable leases. In most cases, management expects that the paging transmitting site leases will be renewed or replaced by other leases in the normal course of business.

     All of the paging transmitting site leases, as well as all of the Federal Communication Commission paging transmitter licenses, in states other than California and Nevada are in the name of an affiliated company, Strategic Products Corporation. Pac-West Telecomm, Inc. owns and operates the paging transmitting equipment at most of these sites, and makes the lease payments on all the leases.

     Future minimum payments under capital leases and noncancelable operating leases with initial terms in excess of one year are as follows as of November 30, 1995 for the Paging Divisions:
                                                   CAPITAL    OPERATING
                                                    LEASES      LEASES
                                                 ----------   ----------
     1996. . . . . . . . . . . . . . . . . . . . $  967,000   $  310,000
     1997. . . . . . . . . . . . . . . . . . . .    866,000      135,000
     1998. . . . . . . . . . . . . . . . . . . .    747,000       89,000
     1999. . . . . . . . . . . . . . . . . . . .    516,000       35,000
     2000 and subsequent . . . . . . . . . . . .    235,000       20,000
                                                 ----------   ----------

       Total minimum lease payments. . . . . . .  3,331,000   $  589,000
                                                              ----------
                                                              ----------

     Less amounts representing interest. . . . .   (611,000)
                                                 ----------
     Present value of minimum lease payments . .  2,720,000
     Less principal portion due within one year.   (716,000)
                                                 ----------
    Principal portion due after one year . . . . $2,004,000
                                                 ----------
                                                 ----------
  Rental expense charged to operations for all operating leases of the Paging Divisions was approximately $466,000 for 1995.

NOTE 5 - INCOME TAXES
  The income tax provision (benefit) consists of the following for the year ended November 30, 1995:

     Current . . . . . . . . . . . . . . . . . .  $(339,000)
     Deferred  . . . . . . . . . . . . . . . . .    130,000
                                                  ---------
                                                  $(209,000)
                                                  ---------
                                                  ---------

  The income tax benefit reflected in these Statements of Operations is based on the effective tax rates for Pac-West Telecomm, Inc. and are higher than the statutory rates due to state income taxes.

  A Best Page, Inc. files a separate federal income tax return. No income tax benefit has been applied to the results of operations of A Best Page, Inc. as it has net operating loss carryovers totaling approximately $100,000 through 1995. No recognition has been given in these financial statements to the potential future tax benefits from these net operating loss carryovers for A Best Page, Inc. The net operating loss carryovers will begin expiring in 2006.

     PAGING DIVISIONS OF PAC-WEST TELECOMM, INC. AND SUBSIDIARY

                          NOVEMBER 30, 1995

NOTE 5 - INCOME TAXES (CONTINUED)
     The Deferred income tax liability of $150,000 reflected in these financial statements represents the allocable portion of Pac-West Telecomm, Inc.'s deferred tax liabilities at November 30, 1995. Deferred tax liabilities arise mainly from temporary differences that arise from depreciation for federal and state income taxes versus financial reporting purposes.

NOTE 6 - ALLOCATION OF CORPORATE EXPENSES
     Corporate expenses for accounting, legal, and other general administrative services are allocated to the Paging Divisions based upon revenue of the divisions relative to the total revenues of Pac-West Telecomm, Inc. Management believes this is a reasonable allocation method. Allocated amounts for the year ended November 30, 1995 and the six months ended May 31, 1996 were $852,000 and $441,000, respectively.